Shareholder Voting Results

At a special meeting held on December 19, 2008 the shareholders of the Wilshire Variable Insurance
Trust voted to elect seven Board members to the Board of Trustees.


Theodore J. Beck

NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
37,111,444
68.593%
96.306%
WITHHOLD
1,423,609
2.631%
3.694%




TOTAL
38,535,053
71.224%
100.000%

Lawrence E. Davanzo

NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
37,232,310
68.817%
96.619%
WITHHOLD
1,302,743
2.407%
3.381%




TOTAL
38,535,053
71.224%
100.000%

Roger A. Formisano

NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
37,215,735
68.786%
96.576%
WITHHOLD
1,319,318
2.438%
3.424%




TOTAL
38,535,053
71.224%
100.000%

Richard A. Holt

NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
37,218,954
68.792%
96.585%
WITHHOLD
1,316,099
2.432%
3.415%




TOTAL
38,535,053
71.224%
100.000%





Suanne K. Luhn

NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
37,199,756
68.756%
96.535%
WITHHOLD
1,335,297
2.468%
3.465%




TOTAL
38,535,053
71.224%
100.000%


Harriet A. Russell

NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
37,256,681
68.862%
96.683%
WITHHOLD
1,278,372
2.362%
3.317%




TOTAL
38,535,053
71.224%
100.000%


George J. Zock

NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
37,199,808
68.757%
96.535%
WITHHOLD
1,335,245
2.467%
3.465%




TOTAL
38,535,053
71.224%
100.000%

At a special meeting held on December 19, 2008 the shareholders of the Wilshire Variable Insurance
Trust Short-Term Investment Fund voted to approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Short Term Investment Fund to the Income Fund in exchange for shares of the Income Fund and the assumption by the Income Fund of all the liabilities of the Short Term Investment
Fund and the distribution of such shares to the shareholders Short Term Investment Fund in complete liquidation and termination of Short Term Investment
Fund.

The approval of the Agreement and Plan of Reorganization on behalf of the Short Term
Investment Fund

NO. OF SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
1,028,003.107
100.000%
100.000%
AGAINST



ABSTAIN







TOTAL
1,028,003.107
100.000%
100.000%


The shareholders of the Wilshire Variable Insurance
Trust 2010 Aggressive Fund voted to approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the 2010 Aggressive Fund to the 2015 Moderate Fund in exchange for shares of the 2015 Moderate Fund and the assumption by the 2015
Moderate Fund of all the liabilities of the 2010
Aggressive Fund and the distribution of such shares to the shareholders of the 2010 Aggressive Fund in complete liquidation and termination of 2010
Aggressive Fund.

The approval of the Agreement and Plan of Reorganization on behalf of the 2010 Aggressive Fund

NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
98,729.156
99.995%
100.000%
AGAINST



ABSTAIN







TOTAL
98,729.156
99.995%
100.000%

The shareholders of the Wilshire Variable Insurance
Trust 2010 Conservative Fund voted to approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the 2010 Conservative Fund to the 2015 Moderate Fund in exchange for shares of the 2015 Moderate Fund and the assumption by the 2015
Moderate Fund of all the liabilities of the 2010
Conservative Fund and the distribution of such shares to the shareholders of the 2010 Conservative
Fund in complete liquidation and termination of 2010
Conservative Fund.

The approval of the Agreement and Plan of Reorganization on behalf of the 2010 Conservative
Fund

NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
139,390.514
99.996%
100.000%
AGAINST



ABSTAIN







TOTAL
139,390.514
99.996%
100.000%

The shareholders of the Wilshire Variable Insurance
Trust 2010 Moderate Fund voted to approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the 2010 Moderate Fund to the 2015 Moderate Fund in exchange for shares of the 2015 Moderate Fund and the assumption by the 2015
Moderate Fund of all the liabilities of the 2010
Moderate Fund and the distribution of such shares to the shareholders of the 2010 Moderate Fund in complete liquidation and termination of 2010
Moderate Fund.

The approval of the Agreement and Plan of Reorganization on behalf of the 2010 Moderate Fund

NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
273,458.630
95.969%
100.000%
AGAINST



ABSTAIN







TOTAL
273,458.630
95.969%
100.000%

The shareholders of the Wilshire Variable Insurance
Trust 2045 Moderate Fund voted to approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the 2045 Moderate Fund to the 2035 Moderate Fund in exchange for shares of the 2035 Moderate Fund and the assumption by the 2035
Moderate Fund of all the liabilities of the 2045
Moderate Fund and the distribution of such shares to the shareholders of the 2045 Moderate Fund in complete liquidation and termination of 2045
Moderate Fund.

The approval of the Agreement and Plan of Reorganization on behalf of the 2045 Moderate Fund

NO. OF
SHARES
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
AFFIRMATIVE
302,698.224
95.083%
100.000%
AGAINST



ABSTAIN







TOTAL
302,698.224
95.083%
100.000%